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UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
VANESSA DENLINGER (513) 651-6800

B. E-MAIL CONTACT AT FILER (optional)
VDENLINGER@FBTLAW.COM

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

FROST BROWN TODD LLC
301 EAST FOURTH STREET
SUITE 3300
CINCINNATI, OH 45202

Delaware Department of State
U.C.C. Filing Section
Filed: 09:42 AM 03/15/2016
U.C.C. Initial Filing No: 2013 0029729
Amendment No: 20161542362
Service Request No: 20161655454

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
20130029729

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☐ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☐ PARTY INFORMATION CHANGE:

Check one of these two boxes: This Change affects ☐ Debtor or ☐ Secured Party of record

AND Check one of these three boxes to: ☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ☐ ADD name: Complete item 7a or 7b, and item 7c ☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)

6a. ORGANIZATION'S NAME

OR 6b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)

7a. ORGANIZATION'S NAME

OR 7b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY

8. ☑ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☐ DELETE collateral ☑ RESTATE covered collateral ☐ ASSIGN collateral

Indicate collateral:

The items described on Exhibit B, whether now owned or hereafter acquired by Debtor, and which are used in connection with the real estate located at 4321 & 4101 Commons Drive West, Destin, FL 32541, as more fully described on Exhibit A.
Collateral Description - please see attached

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME
WESTERN-SOUTHERN LIFE ASSURANCE COMPANY

OR 9b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

10. OPTIONAL FILER REFERENCE DATA:

EXHIBIT A

Henderson Beach Apartments

(Legal Description)

All that certain lot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the City of Destin, County of Okaloosa, State of Florida.

TRACT I - FEE SIMPLE:

Lot 2, ALEXAN HENDERSON BEACH SUBDIVISION, as recorded in Plat Book 24, page 70, of the Public Records of Okaloosa County, Florida.

TOGETHER WITH THE FOLLOWING EASEMENTS:

EASEMENT 1:

Together with non-exclusive easements for drainage, landscaping and construction of improvements contained in Drainage and Restriction Agreement by and between HBT, LLC, a Florida limited liability company, and AHB APARTMENTS, LLC, a Delaware limited liability company, recorded in Official Records Book 2830, page 2171, of the Public Records of Okaloosa County, Florida.

EASEMENT 2:

Together with non-exclusive easements for drainage, utilities, vehicular and pedestrian, ingress and egress, signage and landscaping contained in Access, Utilities and Drainage Easement Agreement by and between HBT, LLC, a Florida limited liability company, and AHB APARTMENTS, LLC, a Delaware limited liability company, recorded in Official Records Book 2830, page 2186, of the Public Records of Okaloosa County, Florida.

EASEMENT 3:

Together with non-exclusive easements for vehicular and pedestrian ingress and egress, and the installation, use, maintenance and removal of utilities contained in Operation and Easement Agreement by and between HBT, LLC, a Florida limited liability company, and AHB APARTMENTS, LLC, a Delaware limited liability company, recorded in Official Records Book 2830, page 2221, of the Public Records of Okaloosa County, Florida.

TRACT II - FEE SIMPLE:

Lot 2, ALEXAN HENDERSON BEACH PHASE 2, as recorded in Plat Book 26, page 20, of the Public Records of Okaloosa County, Florida.

EXHIBIT B

Exhibit B to UCC from BR Henderson Beach, LLC ("Debtor") for the benefit of Western-Southern Life Assurance Company and its affiliates:

Description of Collateral:

(a) All of Debtor's buildings, fixtures and other improvements now or hereafter attached to or placed, erected, constructed or developed on the real estate described in Exhibit A (the "**Land**") during the existence of the lien (the "**Improvements**");

(b) All of Debtor's accounts, inventory, equipment, instruments, investment property, chattel paper, consumer goods, farm products, goods, general intangibles, documents, letter of credit rights, deposit accounts and money, as such terms are defined in the Uniform Commercial Code as adopted in the state where the Land is located ("**Personal Property**"), whatsoever now or hereafter delivered to, attached to, installed in, or used in or about the Improvements or which are necessary or useful for the complete and comfortable use and occupancy of the Improvements for the purposes for which they were or are to be attached, placed, erected, constructed or developed, or which Personal Property is or may be used in the development of the Improvements, and All of Debtor's renewals of or replacements or substitutions for any of the foregoing whether or not the same shall be attached to the Land or Improvements (excluding, however, any of the foregoing owned by tenants of the Land and Improvements;)

(c) All of Debtor's proceeds (including premium refunds) of each policy of insurance relating to the Land, Improvements or Personal Property;

(d) All of Debtor's as-extracted collateral (as such term is defined in the Uniform Commercial Code adopted in the state where the Land is located) including timber, oil, gas and other hydrocarbons and other minerals produced from or allocated to the Land or Improvements and all products processed or obtained therefrom, the proceeds thereof, and all accounts and general intangibles under which such proceeds may arise and all proceeds of the Personal Property;

(e) All of Debtor's easements and rights of way used in connection with the Land or Improvements or as a means of ingress to or egress from said Land or Improvements;

(f) All of Debtor's right, title and interest in and to streets, roads, ways, alleys, public places, easements and rights-of-way, existing or proposed, public or private, adjacent to or used in connection with, belonging or pertaining to the Land or any part thereof;

(g) All of Debtor's proceeds from the sale, lease, or other disposition of all or any portion of the Land, the Improvements or the Personal Property;

(h) All of Debtor's rights, estates, powers, privileges, hereditaments and interests of whatever kind or character appurtenant or incident to the foregoing and all other interests

of every kind and character that Debtor now has or at any time hereafter acquires in and to the Land, Improvements, and Personal Property and all property that is used or useful in connection therewith, including rights of ingress and egress and all reversionary rights or interests of Debtor with respect to such property; and

(i) All of Debtor's products and proceeds of any of the foregoing;

As used in subsection (i) above, the term "proceeds" shall have the meaning assigned to it under the Uniform Commercial Code in effect in the state of Florida and, to the extent not otherwise included, shall include, but not be limited to, (a) any and all of Debtor's proceeds of any insurance, causes and rights of action, and settlements thereof, judicial and arbitration judgments and awards, and indemnity, warranty or guaranty payments payable to Debtor from time to time with respect to any of the property, (b) all of Debtor's claims for losses or damages arising out of or related to or for any breach of any agreements, covenants, representations or warranties or any default under any of the foregoing arising out of or related to any of the property (without limiting any direct or independent rights of Debtor with respect to the property), and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the property.